UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2023 (March 13, 2023)

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55450	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 13, 2023, the Board of Directors of Medicine Man Technologies, Inc. (the “Company”) determined that the date of its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) will be Thursday, June 22, 2023. The time, location, and other meeting details for the 2023 Annual Meeting will be set forth in the Company’s proxy statement for the 2023 Annual Meeting, which will be filed prior to the 2023 Annual Meeting with the Securities and Exchange Commission (“SEC”).

The record date for the determination of stockholders entitled to receive notice of and to vote at the 2023 Annual Meeting will be April 24, 2023.

Due to the fact that the meeting date for the 2023 Annual Meeting has changed by more than 30 days prior to the anniversary of the Company’s stockholder meeting in 2022, the Company is providing the due date for submissions of any qualified stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and for any stockholder nomination or proposal outside of Rule 14a-8. The deadlines for any stockholder proposals pursuant to Rule 14a-8 under the Exchange Act, and for any stockholder nomination or proposal outside of Rule 14a-8, as listed in the Company’s Proxy Statement on Schedule 14A, as filed with the SEC on November 1, 2022, are no longer applicable.

For stockholders who wish to present a proposal to be considered for inclusion in the Company’s proxy materials for the Annual Meeting, the Company has set a deadline for the receipt of such proposals in accordance with Rule 14a-8 under the Exchange Act. To be considered timely, a stockholder must submit its proposal in writing by April 17, 2023 at the address set forth below. The Company has determined April 17, 2023, to be a reasonable time before it begins to print and send the proxy materials. Stockholder proposals referred to in this paragraph must also comply with all applicable requirements of Rule 14a-8.

Pursuant to the Company’s bylaws, in order to be considered timely, stockholder proposals and nominations submitted outside of Rule 14a-8 of the Exchange Act must be submitted in writing at the address below, no earlier than close of business on March 24, 2023, and no later than close of business on May 23, 2023. In addition to satisfying the requirements under the Company’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 24, 2023.

Written notice for any such proposals, nominations or other business must be received by the Company at its principal executive office (Medicine Man Technologies, Inc., Attention: General Counsel, 4880 Havana Street, Suite 201, Denver, Colorado 80239) by the applicable deadline and must comply with the procedures and requirements of applicable SEC rules and the Company’s bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Daniel R. Pabon
Date: March 22, 2023		Daniel R. Pabon
General Counsel